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                                   APPENDIX A


                         List of Funds and Their Classes
                         -------------------------------


1.       Delaware Group Equity Funds I, Inc.

                  Delaware Fund

                       Delaware Fund A Class
                       Delaware Fund B Class
                       Delaware Fund C Class
                       Delaware Fund Institutional Class

                  Devon Fund

                       Devon Fund A Class
                       Devon Fund B Class
                       Devon Fund C Class
                       Devon Fund Institutional Class


2.       Delaware Group Equity Funds II, Inc.

                  Decatur Income Fund

                       Decatur Income Fund A Class
                       Decatur Income Fund B Class
                       Decatur Income Fund C Class
                       Decatur Income Fund Institutional Class

                  Decatur Total Return Fund

                       Decatur Total Return Fund A Class
                       Decatur Total Return Fund B Class
                       Decatur Total Return Fund C Class
                       Decatur Total Return Fund Institutional Class

                  Blue Chip Fund (Added February 24, 1997)

                       Blue Chip Fund A Class
                       Blue Chip Fund B Class
                       Blue Chip Fund C Class
                       Blue Chip Fund Institutional Class




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                  Quantum Fund (Added February 24, 1997)

                       Quantum Fund A Class
                       Quantum Fund B Class
                       Quantum Fund C Class
                       Quantum Fund Institutional Class


3.       Delaware Group Equity Funds III, Inc.

                  Trend Fund

                       Trend Fund A Class
                       Trend Fund B Class
                       Trend Fund C Class
                       Trend Fund Institutional Class


4.       Delaware Group Equity Funds V, Inc.

                  Value Fund

                       Value Fund A Class
                       Value Fund B Class
                       Value Fund C Class
                       Value Fund Institutional Class

                  Retirement Income Fund (Added November 29, 1996)

                       Retirement Income Fund A Class
                       Retirement Income Fund B Class
                       Retirement Income Fund C Class
                       Retirement Income Fund Institutional Class


5.       Delaware Group Equity Funds IV, Inc.

                  DelCap Fund

                       DelCap Fund A Class
                       DelCap Fund B Class
                       DelCap Fund C Class
                       DelCap Fund Institutional Class

                  Capital Appreciation Fund (Added November 29, 1996)

                       Capital Appreciation Fund A Class
                       Capital Appreciation Fund B Class
                       Capital Appreciation Fund C Class
                       Capital Appreciation Fund Institutional Class


6.       Delaware Group Global & International Funds, Inc.



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                  International Equity Series

                       International Equity Fund A Class
                       International Equity Fund B Class
                       International Equity Fund C Class
                       International Equity Fund Institutional Class

                  Global Bond Series

                       Global Bond Fund A Class
                       Global Bond Fund B Class
                       Global Bond Fund C Class
                       Global Bond Fund Institutional Class

                  Global Assets Series

                       Global Assets Fund A Class
                       Global Assets Fund B Class
                       Global Assets Fund C Class
                       Global Assets Fund Institutional Class

                  Emerging Markets Series (Added May 1, 1996)

                       Emerging Markets Fund A Class
                       Emerging Markets Fund B Class
                       Emerging Markets Fund C Class
                       Emerging Markets Fund Institutional Class

                  International Small Cap Series (Added July 21, 1997)

                       International Small Cap Fund A Class
                       International Small Cap Fund B Class
                       International Small Cap Fund C Class
                       International Small Cap Fund Institutional Class

                  Global Equity Series (Added July 21, 1997)

                       Global Equity Fund A Class
                       Global Equity Fund B Class
                       Global Equity Fund C Class
                       Global Equity Fund Institutional Class


7.       Delaware Group Income Funds, Inc.

                  Strategic Income Fund (Added September 30, 1996)

                       Strategic Income Fund A Class
                       Strategic Income Fund B Class
                       Strategic Income Fund C Class
                       Strategic Income Fund Institutional Class




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8.       Delaware Pooled Trust, Inc.

                  The Real Estate Investment Trust Portfolio
                       (Added October 14, 1997)
                       REIT Fund A Class
                       REIT Fund B Class
                       REIT Fund C Class
                       REIT Fund Institutional Class